SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2003

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02324	11-1974412
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 South Service Road, Plainview, New York		11803
(Address of Principal Executive Offices)		(Zip Code)

(516) 694-6700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

This filing amends the Company’s current report on Form 8-K dated September 3, 2003 regarding the Registrant’s acquisition of MCE Technologies, Inc. and includes the required financial statements as follows:

(a)           Financial Statements of Business Acquired.

The consolidated financial statements of MCE Technologies, Inc. and subsidiaries are annexed hereto.

(b)           Pro Forma Financial Information.

The required pro forma financial information is annexed hereto.

(c)           Exhibits.

99.1         Agreement and Plan of Merger, dated as of June 27, 2003, among Aeroflex, Acquisition, MCE and Michael J. Endres (incorporated by reference to Exhibit 99.1 to Form 8-K of Aeroflex Incorporated filed July 2, 2003).

99.2         Press Release, dated September 3, 2003.*

99.3         Consolidated Financial Statements of MCE Technologies, Inc. and subsidiaries.

99.4         Pro Forma Combined Balance Sheet and Statements of Operations for MCE Technologies, Inc. and Aeroflex Incorporated.

*              Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

		By:	/s/ Michael Gorin
		Name:	Michael Gorin
		Title:	President, Chief Financial Officer and Principal Accounting Officer

Dated:	November 17, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1

Agreement and Plan of Merger, dated as of June 27, 2003, among Aeroflex, Acquisition, MCE and Michael J. Endres (incorporated by reference to Exhibit 99.1 to Form 8-K of Aeroflex Incorporated filed July 2, 2003).

99.2	Press Release, dated September 3, 2003.*

99.3	Consolidated Financial Statements of MCE Technologies, Inc. and subsidiaries.

99.4	Pro Forma Combined Balance Sheet and Statements of Operations for MCE Technologies, Inc. and Aeroflex Incorporated.

*       Previously filed